UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ___________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 29, 2004




                       SECURED DIGITAL APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                         0-25658                  84-1357927
(State or other jurisdiction          (Commission             (IRS Employer
   of incorporation)                   File Number)          Identification No.)


            11 Jalan 51A/223 46100 Petaling Jaya, Selangor, Malaysia
               (Address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code:  011 (603) 7956 7026

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.01.  Completion of Acquisition or Disposition of Assets.

     On September 29, 2004, Secured Digital Applications (M) Sdn Bhd ("SDA Malaysia"), a wholly-owned subsidiary of Secured Digital Applications, Inc. (the "Company"), completed the acquisition of securities representing an aggregate of 56% of the total outstanding voting securities of Gallant IT Holdings Sdn
Bhd ("Gallant"), for an aggregate purchase price of $658,000.

     The transaction was consummated as follows:

     Pursuant to the GSC Share Sale Agreement, dated September 17, 2004, between SDA Malaysia and Wong Twee Yom and Ng Siew Choo (together, the "Founders"), SDA Malaysia purchased all of the capital stock of Gallant Service Centre (M) Sdn Bhd ("GSC") from the Founders for an aggregate of approximately $26,000.

     Pursuant to the Subscription Agreement, dated September 17, 2004, between SDA Malaysia, GSC, Gallant and the Founders (the "Subscription Agreement"), GSC purchased 500,000 ordinary shares and 100,000 redeemable convertible preference shares of Gallant for an aggregate of approximately $158,000. Each preference share of Gallant is convertible into 18 ordinary shares of Gallant and entitles its holder to 18 votes.

     Pursuant to the Subscription Agreement, the Founders will provide a 12-month profit guarantee for the current business of Gallant (including its subsidiaries) commencing from the date of closing, and such guaranteed profit shall be at least 20% above the profit achieved in 2003 audited accounts of Gallant.

     The aggregate purchase price consists of the payments at closing of an aggregate of approximately $184,000 and the remaining approximately $474,000 represents the price to be paid by GSC upon the conversion of the 100,000 redeemable convertible preference shares of Gallant purchased by GSC pursuant to the terms of the Subscription Agreement.

     In connection with the acquisition, the parties entered into a Management Agreement, dated September 17, 2004, between Gallant and SDA Malaysia, pursuant to which Gallant has engaged SDA Malaysia to manage the business of Gallant.

     Each of the foregoing descriptions of the acquisition is qualified in its entirety by reference to (i) the Subscription Agreement, which is included in this Current Report on Form 8-K as Exhibit 2.1; (ii) the GSC Share Sale Agreement, which is included in this Current Report on Form 8-K as Exhibit 2.2; and (iii) the Management Agreement, which is included in this Current Report on Form 8-K as Exhibit 10.1.

     The Gallant IT Group of companies currently has two main operating divisions. The first division, Gallant Zone, is a retailer of Apple products and a Tier 1 Apple reseller. The second division, led by Gallant IT Holdings, is involved in the implementation of information technology (IT) projects for businesses and educational institutions. Gallant is also a registered government contractor licensed by Malaysia's Ministry of Finance to provide or supply the following products and services to government departments and agencies: computer and related IT services, networking products and services, teaching aids, software products and services, personal computers and related peripherals and services, digital cameras and related equipment, and multi-user systems and services.

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
     In July 2004, the parties entered into a letter of intent with respect to the acquisition of the 56% controlling interest in Gallant and, on September 17, 2004, the parties signed the agreements described herein.

     Prior to entering into the agreements and letter of intent, there were no material relationships between or among the Company or any of its affiliates, officers or directors, or associates of any such officers or directors, on the one hand, and the Founders or Gallant or their respective affiliates, on the other.

     On September 29, 2004, the Company issued a press release announcing the completion of the acquisition, a copy of which is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

          (a)  Financial statements of businesses acquired.

               The Company will file financial statements under cover of Form 8-K/A no later than 71 calendar days after the date this Report is required to be filed.

          (b)  Pro forma financial information.

               The Company will file pro forma financial information under cover of Form 8-K/A no later than 71 calendar days after the date this Report is required to be filed.

          (c)  Exhibits.

               2.1 Subscription Agreement, dated September 17, 2004, between Secured Digital Applications (M) Sdn Bhd, Gallant Service Centre (M) Sdn Bhd, Gallant IT Holdings (M) Sdn Bhd and Wong Twee Yom and Ng Siew Choo

               2.2 GSC Share Sale Agreement, dated September 17, 2004, between Secured Digital Applications (M) Sdn Bhd and Wong Twee Yom and Ng Siew Choo

               10.1 Management Agreement, dated September 17, 2004, between
                    Gallant IT Holdings (M) Sdn Bhd and Secured Digital Applications (M) Sdn Bhd

               99.1 Press Release dated September 29, 2004

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SECURED DIGITAL APPLICATIONS, INC.



                                      By:  /s/ Patrick Soon-Hock Lim
                                           -------------------------
                                      Name:  Patrick Soon-Hock Lim
                                      Title: Chairman & Chief Executive Officer

Date:  September 30, 2004

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                                INDEX TO EXHIBITS


Exhibit No.         Description

Exhibit 2.1 Subscription Agreement, dated September 17, 2004, between Secured Digital Applications (M) Sdn Bhd, Gallant Service Centre (M) Sdn Bhd, Gallant IT Holdings (M) Sdn Bhd and Wong Twee Yom and Ng Siew Choo
Exhibit 2.2 GSC Share Sale Agreement, dated September 17, 2004, between Secured Digital Applications (M) Sdn Bhd and Wong Twee Yom and Ng Siew Choo
Exhibit 10.1 Management Agreement, dated September 17, 2004, between Gallant IT Holdings (M) Sdn Bhd and Secured Digital Applications (M) Sdn Bhd
Exhibit 99.1        Press Release dated September 29, 2004.

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